UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1 to Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 16, 2009
Vitran Corporation Inc.

(Exact name of registrant as specified in its charter)

ONTARIO, CANADA	000-26256	98-0358363

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185 The West Mall, Suite 701, Toronto, Ontario, Canada	M9C 5L5

(Address of principal executive offices)	(Zip code)
(Registrant’s telephone number, including area code) 416-596-7664
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Amendment No. 1 to Form 8-K/A amends our current report on Form 8-K filed with the Securities and Exchange Commission on March 17, 2009.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Compensatory Arrangements of Certain Officers

(e)	Compensatory Arrangements of Certain Officers
On March 16, 2009, the compensation committee of the board of directors of Vitran Corporation Inc. (the “Company”) approved certain changes to the employment agreement between the Company and Mr. Rick E. Gaetz (which form of agreement was previously filed as Exhibit 10.1 to the Company’s Report on Form 8-K filed May 7, 2004). The changes are incorporated into the Executive Employment Agreement made as of March 16, 2009 between the Company and Mr. Gaetz and attached to this Current Report on Form 8-K as an exhibit. Under the Executive Employment Agreement, the Company is obligated to pay to Mr. Gaetz an annual base salary of CDN$563,000, subject to annual review, and Mr. Gaetz will continue to be employed as President and Chief Executive Officer by the Company for an indefinite term. The changes from the original employment agreement that are incorporated into the Executive Employment Agreement are summarized below:
•	Section 3(b)(iii) was changed to provide that in the event Mr. Gaetz is terminated by the Company without just cause at common law for termination, then:
•	the Company will pay to Mr. Gaetz a lump sum amount equivalent to 24 months compensation, and

•	all outstanding options held by Mr. Gaetz will vest on the effective date of termination rather than be governed by the vesting provisions of the Company’s stock option plan.
•	Section 3(b)(iv) was changed to provide that in the event that there is a change of control of the Company, as defined in the agreement, and Mr. Gaetz either resigns or is terminated without cause at any time within 365 days of the change of control, then:
•	the Company will pay to Mr. Gaetz an amount equal to 30 months compensation, and

•	all outstanding options held by Mr. Gaetz will vest on the effective date of termination rather than be governed by the vesting provisions of the Company’s stock option plan.
The foregoing description of the Executive Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Executive Employment Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
The following exhibits are attached hereto:

Exhibit No.	Description

10.1	Employment Agreement dated March 16, 2009 between the Registrant and Rick E. Gaetz (1)

(1)	Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on March 17, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VITRAN CORPORATION INC.
	By:	/s/ Sean P. Washchuk
		Name:	Sean P. Washchuk
Date: September 18, 2009		Title:	Vice President Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement dated March 16, 2009 between the Registrant and Rick E. Gaetz (1)

(1)	Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on March 17, 2009